                     SUPPLEMENT DATED FEBRUARY 5, 2013 TO

                       PROSPECTUS DATED MAY 1, 2012 FOR

   FLEXIBLE PURCHASE PAYMENT VARIABLE INCOME WITH GUARANTEED MINIMUM INCOME
                   IMMEDIATE AND DEFERRED ANNUITY CONTRACTS

             ISSUED BY GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

           THROUGH ITS GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

The GE Investments Funds, Inc. -- Total Return Fund (the "Total Return Fund") restated its expense information to reflect current management fees in its prospectus dated January 23, 2013. As a result, the Annual Portfolio Expenses table for the Total Return Fund under the "Fee Tables" section of your variable annuity prospectus is replaced with the following:

ANNUAL PORTFOLIO EXPENSES/1/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    CLASS 1  CLASS 3
------------------------------------------------------------
Management Fees                              0.35%    0.35%
------------------------------------------------------------
Distribution and Service (12b-1) Fees/2/     None     0.25%
------------------------------------------------------------
Other Expenses/3/                            0.26%    0.26%
------------------------------------------------------------
Acquired Fund Fees and Expenses              0.01%    0.01%
------------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.62%    0.87%
------------------------------------------------------------
Contractual Fee Waiver/Reimbursement/4/     (0.01%)  (0.01%)
------------------------------------------------------------
Net Annual Portfolio Operating Expenses      0.61%    0.86%
------------------------------------------------------------

/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011, restated to reflect current management fees as of January 23, 2013, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.

/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares).

/4/GE Asset Management Incorporated, the investment adviser to the Total Return
   Fund, has a contractual arrangement with the Total Return Fund to waive a portion of its management fee in an amount equal to the management fees paid by the Total Return Fund to the GE Institutional Money Market Fund on the Total Return Fund's cash holdings invested in the GE Institutional Money Market Fund, if any. Such contractual management fee waiver arrangement will extend through April 30, 2014, and can only be changed or terminated by the Board of Directors of the GE Investments Funds, Inc. and GE Asset Management Incorporated.

The "Example" section of your variable annuity prospectus is replaced with the following:

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THIS CONTRACT WITH THE COSTS OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT CHARGES, AND EXPENSES FOR THE TOTAL RETURN FUND.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

  .  invested $10,000 in the contract for the time periods indicated;

  .  earned a 5% annual return on your investment;

  . surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period; and

  . are assessed Separate Account charges of 1.00%, charged as a percentage of an assumed daily Contract Value of $10,000.

41118 SUPPB 02/05/13

As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.

COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
 $190        $588       $1,011       $2,190

Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. Deductions for premium taxes are not reflected, but may apply.

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